1 FEBRUARY 18, 2025 SUPPLEMENTAL FINANCIAL REPORT FOURTH QUARTER 2024 Exhibit 99.2

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in the Company’s other filings with the Securities and Exchange Commission; defaults by borrowers in paying debt service on outstanding indebtedness; borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with inflationary trends, the volatility of interest rates, credit spreads and the transition from LIBOR to SOFR, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company’s assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO’s on a go forward basis, including at a reduced cost of capital; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the ongoing impacts of global geopolitical uncertainties and unforeseen public health crises on the real estate market. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in BrightSpire Capital’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large publicly-traded, diversified and internally-managed commercial real estate credit REIT

Diversified Portfolio

$3.8B
Total At-Share Assets (Undepreciated)

$2.5B
Total Loan Portfolio (**76** Total Loans)

98%
Floating-Rate Loan Portfolio

$33M
Average Loan Size

87%
<$50M Loan Size (Based on Loan Count)

7.6%
W.A. Unlevered All-in Yield(1)

Liquidity & Capitalization

$418M
Total Liquidity(2)

$253M
Total Unrestricted Cash (or **$1.95** per share)(3)

Ample Liquidity for New Loan Originations

$165M
Fully Undrawn Corporate Revolver(3)

$1.2B
Master Repurchase Facilities Availability(3)

2.2x
Debt-to-Equity Ratio(4)

6.03%
W.A. All-in Cost of Financing(5)

Earnings & Dividend

$0.18
Q4'24 Adjusted Distributable Earnings Per Share*

$0.16
Q4'24 Quarterly Dividend Per Share

10.7%
Annualized Dividend Yield(6)

$1.2B
Undepreciated Book Value**

$8.89
Undepreciated Book Value Per Share**

BRIGHTSPIRE CAPITAL

* Refer to the Appendix for a definition and reconciliation to GAAP net income (loss)
** Refer to the Appendix for a definition and reconciliation to GAAP net book value
As of December 31, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

3

SUMMARY RESULTS & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS	• Q4'24 and full year 2024 GAAP Net Loss of **($0.16) per share** and **($1.05) per share**, respectively • Q4'24 and full year 2024 Distributable Earnings of **$0.11 per share** and **$0.55 per share**, respectively • Q4'24 and full year 2024 Adjusted Distributable Earnings of **$0.18 per share** and **$0.84 per share**, respectively • GAAP net book value of **$8.08 per share** and undepreciated book value of **$8.89 per share** • Declared and paid a quarterly dividend of **$0.16 per share** for Q4'24, **10.7%** yield on current share price[6]

PORTFOLIO	• **$3.8 billion** total at-share assets; predominantly floating rate senior loans
	• **$2.5 billion** loan portfolio with an average loan size of **$33 million** and W.A. unlevered yield of **7.6%**
	  • **$93 million** of repayment proceeds across four loans in Q4'24 (including a $49 million partial paydown related to one our largest office loans); **$418 million** of repayment proceeds across 22 loans for the full year 2024
	  • W.A. risk ranking of **3.2** in line with TTM (3.2 as of Q3'24)
	    – Watch list: three loans removed and one loan added
	    – 7 watch list loans totaling $411 million or 16% of the loan portfolio (vs. 9 loans totaling $456 million at Q3'24)
	  • Total CECL reserve of $166 million or $1.28 per share (no specific CECL reserve on balance sheet as of Q4'24)
	  • Committed **$66 million** of capital across three new loans in Q4'24

LIQUIDITY & CAPITALIZATION	• **$418 million** of available liquidity (**$253 million** of unrestricted cash and **$165 million** of revolver capacity)[3] • **$2.0 billion** of total master repurchase facility capacity with **$1.2 billion** of availability[3]
SUBSEQUENT EVENTS[3]	• **$100 million** of repayment proceeds across six loans (including $50 million related to two office loan payoffs) • Sold the Oakland, CA office REO property for **$5 million** of net proceeds • Committed **$53 million** of capital across two new loans

BRIGHTSPIRE CAPITAL

As of December 31, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

4

5 32% 30% 21% 16% 1% Stockholders' equity (undepreciated) Securitization bonds payable (non-recourse) Master repurchase facilities (limited recourse) Mortgage debt (non-recourse) Other debt (non-recourse) F INANCIAL OVERVIEW * Includes equity-based compensation and other OCI adjustments As of December 31, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix Undepreciated Book Value Per Share Bridge Capital StructureKey Financial Metrics GAAP Net Loss ($M) Per Share ($19.7) ($0.16) Distributable Earnings ($M) Per Share $13.7 $0.11 Adjusted Distributable Earnings ($M) Per Share $23.7 $0.18 Total At-Share Assets ($B) (Undepreciated) $3.8 Total Debt Outstanding (UPB) ($B) Debt-to-Equity(4) $2.5 2.2x Book Value (GAAP) ($B) Per Share $1.0 $8.08 Book Value (Undepreciated) ($B) Per Share $1.2 $8.89 CECL Reserve (General) ($M) Per Share / Basis Points (“BPS”)(7) $166.1 $1.28 / 634 bps CECL Reserve (Specific) ($M) Per Share -- -- Total capitalization $3.6B $9.11 $8.89 $0.02 $0.01 ($0.16) ($0.09) $8.25 $8.50 $8.75 $9.00 $9.25 9/30/24 Undepreciated BVPS Earnings in Excess of Dividends Other Change in CECL Reserve RE Impairment 12/31/24 Undepreciated BVPS *

6 $0.16 Quarterly Dividend $0.23 $0.22 $0.21 $0.18 Adjusted Distributable Earnings Earnings Per Share FINANCIAL PERFORMANCE * Refer to the Appendix for a definition and reconciliation to GAAP net income (loss) *** Refer to the Appendix for a definition and reconciliation to GAAP net book value As of December 31, 2024, unless otherwise stated; at BRSP share Book Value Per Share Q1’24 Q2’24 Q3’24 Q4’24 GAAP Net Income (Loss) ($0.45) ($0.53) $0.10 ($0.16) Adjusted Distributable Earnings* $0.23 $0.22 $0.21 $0.18 Dividend Distribution $0.20 $0.20 $0.16 $0.16 Dividend Coverage (Adjusted Distributable Earnings) 115% 110% 131% 113% Q1’24 Q2’24 Q3’24 Q4’24 GAAP Net Book Value $9.10 $8.41 $8.39 $8.08 Undepreciated Book Value** $10.67 $9.08 $9.11 $8.89 $9.10 $8.41 $8.39 $8.08 $10.67 $9.08 $9.11 $8.89 GAAP Net Book Value Undepreciated Book Value $0.20 Quarterly Dividend

7 80% 20% <1% Loan portfolio Net lease & other real estate CRE debt securities 42% 23% 14% 8% 6% 6% 1%Multifamily Office (loan portfolio) Office (NNN & Other RE) Industrial Mixed-use & Other Hotel Retail Above charts exclude the impact of CECL reserves. In addition, “Property Type” chart excludes CRE debt securities $ in millions, except per share data; as of December 31, 2024; at BRSP share See footnotes in the appendix PORTFOLIO OVERVIEW Based on GAAP net carrying value as of December 31, 2024 Based on GAAP gross carrying value as of December 31, 2024 Investment Type Portfolio Overview (8) Property Type (At BRSP share) Investment count Carrying value Net carrying value Per share Senior mortgage loans 74 2,474$ 665$ 5.13$ Mezzanine loans 2 45 45 0.35 General CECL reserves (166) (166) (1.28) Total loan portfolio 76 2,353 544 4.20 Net lease & other real estate 16 815$ 178$ 1.37$ CRE debt securities(8) 1 2 2 0.02 Total investment portfolio 93 3,170$ 724$ 5.59$ Plus: cash & net assets(9) 544 324 2.50 Total - GAAP 3,714$ 1,048$ 8.08$ Plus: accumulated D&A(10) 232 232 1.79 Less: non-GAAP impairment of real estate (128) (128) (0.99) Total - Undepreciated 3,818$ 1,152$ 8.89$

8 $2,586 $2,519 $53 $16 ($93) ($42) ($1) 9/30/24 Loan Portfolio Total New Loans Additional Loan Fundings Total Repayments REO Other 12/31/24 Loan Portfolio Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves $ in millions, unless otherwise stated; as of December 31, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix LOAN PORTFOLIO OVERVIEW 98% 2% Senior mortgage loans Mezzanine loans Overview Investment Type Property Type 76 Total number of investments $2.5B Total loan portfolio $33M Average investment size 0.4 yrs. W.A. remaining term(12) 1.6 yrs. W.A. extended remaining term(13) 7.6% W.A. unlevered all-in yield(1) 3.2 W.A. risk ranking 100% of senior loans are floating rate Northeast 13% Region Southeast 7% Southwest 34% West 46% 51% 31% 9% 8% 1% Multifamily Office Mixed-use & Other Hotel Industrial Loan Portfolio Activity Total Loan Count 76 Total Loan Count 76 (16)(15) (14)(Initial Fundings)

9 Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves $ in thousands; as of December 31, 2024; at BRSP share LOAN PORTFOLIO DIVERSIFICATION Multifamily Office Mixed-use & Other Hotel Industrial Property Type Exposure by Region 50% 40% 7% 3% 45% 27% 17% 11% 100%  West  Southwest  Northeast  Southeast 72% 28% 100% Collateral Type Region Exposure as a % of Carrying Value (At BRSP share) Number of investments Carrying value % of carrying value West Southwest Northeast Southeast Multifamily 43 1,292,316$ 51% 20% 26% 2% 4% Office 23 768,617 31% 14% 8% 5% 3% Mixed-use & Other 6 214,184 9% 2% -- 6% -- Hotel 2 208,131 8% 8% -- -- -- Industrial 2 35,677 1% 1% -- -- -- Total 76 2,518,925$ 100% 46% 34% 13% 7% General CECL reserves (166,121) Total – Net of general CECL reserves 2,352,804$

10 $ in thousands; as of December 31, 2024; at BRSP share See footnotes in the appendix LOAN PORTFOLIO SUMMARY (At BRSP share) Number of investments Carrying value % of carrying value Net carrying value W.A. unlevered all-in yield(11) W.A. extended term (years)(10) Floating rate Senior mortgage loans 74 2,473,793$ 98% 665,353$ 7.6% 1.6 Total / W.A. floating rate 74 2,473,793 98% 665,353 7.6% 1.6 Fixed rate Mezzanine loans 2 45,132 2% 45,132 8.4% 1.5 Total / W.A. fixed rate 2 45,132 2% 45,132 8.4% 1.5 Total / W.A. 76 2,518,925$ 100% 710,485$ 7.6% 1.6 General CECL reserves (166,121) (166,121) Total / W.A. – Net of general CECL reserves 2,352,804$ 544,364$

11 LOAN PORTFOLIO MATURITIES Fully Extended Loan Maturities(13) $648 $986 $833 $53 $21 $41 $31 $13 $0 $250 $500 $750 $1,000 $1,250 2025 2026 2027 2028+ Fully extended loan maturities (carrying value) Unfunded commitments $ in M ill io ns Weighted average fully extended remaining term of approximately 1.6 years across the loan portfolio Above chart based on GAAP gross carrying value and excludes the impact of CECL reserves As of December 31, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix

12 0% 0% 82% 11% 7% 0% 0% 84% 8% 8% 1 2 3 4 5 Q3'24 Q4'24 Risk Ranking Overview LOAN PORTFOLIO RISK RANKINGS & CECL RESERVE Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves, unless otherwise stated As of December 31, 2024, unless otherwise stated; at BRSP share CECL Reserve Overview $156M $166M Q3'24 Q4'24 Specific CECL Reserve General CECL Reserve Total Reserve $156M ($1.20/share) Total Reserve $166M ($1.28/share) Loan Count 67 Loan Count 69 Loan Count 7 Loan Count 5 Loan Count 2 Loan Count 2 No specific CECL reserve on balance sheet for Q3’24 & Q4’24 Risk Rank 4 & 5 Q3’24: 18% | 9 loans Q4’24: 16% | 7 loans Q3’24 W.A. Risk Ranking: 3.2 Q4’24 W.A. Risk Ranking: 3.2

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF") / Units	Carrying value (Undep.)	Net carrying value (Undep.)	% of net carrying value (Undep.)	Q4'24 NOI (at BRSP share)	W.A. % leased at end of period[17]	W.A. remaining lease term (years)[18]
Net lease real estate ("NNN")									
Industrial	1	100%	2,787 RSF	$ 292,156	$ 92,156	36%	$ 5,042	100%	13.6
Office	3	100%	1,812 RSF	226,886	43,969	17%	6,094	100%	4.9
Retail	4	100%	468 RSF	42,440	5,081	2%	1,055	100%	3.4
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 561,483**	**$ 141,206**	**56%**	**$ 12,191**	**100%**	**9.3**
Other real estate ("Other RE") *									
Office **	5	95%	1,784 RSF	$ 222,495	$ 65,085	26%	$ 4,195	64%	4.2
Multifamily	3	100%	1,026 Units	109,081	46,826	18%	558	82%	n/a
Total / W.A. – Other RE	**8**	**97%**	**n/a**	**$ 331,576**	**$ 111,911**	**44%**	**$ 4,753**	**70%**	**4.2**
Total / W.A.	**16**	**99%**	**n/a**	**$ 893,059**	**$ 253,117**	**100%**	**$ 16,943**	**89%**	**7.9**

Region



West 39%
Southwest 12%
Midwest 17%
Northeast 17%
Europe 15%

Property Type



5%
12%
50%
33%
Office
Industrial
Multifamily
Retail

W.A. Remaining Lease Term[18]



<1%
28%
72%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Includes $174M of undepreciated ("undep.") carrying value related to six REO assets (three office and three multifamily)
** Includes $5M of undepreciated carrying value related to one other real estate office property, which was sold subsequent to the fourth quarter 2024
Above charts based on undepreciated carrying value; $ and RSF in thousands; as of December 31, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

13

LOAN PORTFOLIO WATCH LIST LOANS

Investment	San Jose, CA Senior Loan (Loan 67)	Santa Clara, CA Senior Loan (Loan 1)	Las Vegas, NV Senior Loan (Loan 2)	Tualatin, OR Senior Loan (Loan 47)	Reston, VA Senior Loan (Loan 50)	Denver, CO Senior Loan (Loan 9)	Dallas, TX Senior Loan (Loan 51)
Risk Ranking (Q4'24 / Q3'24)	5 / 5	5 / 4	4 / 3	4 / 4	4 / 4	4 / 4	4 / 4
Investment Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Origination Date / Transaction Type	January 2018 / Acquisition	June 2019 / Acquisition	May 2022 / Acquisition	November 2021 / Refinancing	September 2021 / Refinancing	December 2021 / Acquisition	November 2021 / Refinancing
Collateral	Hotel / 541 keys	Multifamily (Land) / 950 units	Multifamily / 240 units	Office / 342k RSF	Office/ 270k RSF	Multifamily / 197 units	Office / 328k RSF
Carrying Value	$136M	$57M	$55M	$42M	$40M	$40M	$40M
Loan Basis	$251k / Key	$60k / Unit	$229k / Unit	$123 / RSF	$148 / RSF	$203k / Unit	$122 / RSF
Cash Coupon	n/a*	SOFR + 5.5%	SOFR + 2.0%	SOFR + 1.5%	SOFR + 2.1%	SOFR + 3.3%	SOFR + 4.0%
Extended Maturity Date[13]	November 2026	February 2025	June 2027	December 2026	October 2026	December 2026	December 2025

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
As of December 31, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

14

15 REAL ESTATE OWNED * Subsequent to the fourth quarter 2024, the Company sold the Oakland, CA office REO property As of December 31, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix Investment Multifamily Arlington, TX (Other Real Estate 3) Multifamily Phoenix, AZ (Other Real Estate 4) Multifamily Fort Worth, TX (Other Real Estate 5) Office Long Island City, NY (Other Real Estate 6) Office Long Island City, NY (Other Real Estate 7) Office* Oakland, CA (Other Real Estate 8) Acquisition Date July 2024 December 2023 November 2024 June 2023 June 2023 July 2023 Rentable Square Feet (“RSF”) / Units 436 units 236 Units 354 Units 221k RSF 128k RSF 91k RSF Collateral Basis $89k / Unit $157k / Unit $93k / Unit $140 / RSF $227 / RSF $55 / RSF Undepreciated Carrying Value $39M $37M $33M $31M $29M $5M Outstanding Debt $26M $20M $17M -- -- -- Undepreciated Net Carrying Value $14M $17M $16M $31M $29M $5M W.A. % Leased(17) 72% 92% 84% 31% 2% 42% W.A. Lease Term (Yrs.)(18) n/a n/a n/a 4.1 5.2 2.8

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q4'24 Risk ranking	Q3'24 Risk ranking
Multifamily											
Loan 1*	Senior	Jun-19	Santa Clara, CA	$ 57	Floating	S+5.5%	9.8%	Feb-25	69%	5	4
Loan 2	Senior	May-22	Las Vegas, NV	55	Floating	S+2.0%	7.9%	Jun-27	74%	4	3
Loan 3	Senior	Mar-22	Austin, TX	50	Floating	S+3.3%	7.6%	Mar-27	75%	3	3
Loan 4	Senior	Jul-21	Dallas, TX	50	Floating	S+3.4%	7.7%	Aug-26	74%	3	3
Loan 5	Senior	May-21	Las Vegas, NV	47	Floating	S+3.5%	7.8%	Jun-26	70%	3	4
Loan 6	Senior	Mar-22	Louisville, KY	43	Floating	S+3.7%	8.0%	Apr-27	72%	3	3
Loan 7	Senior	Jul-21	Jersey City, NJ	43	Floating	S+3.1%	7.4%	Aug-26	66%	3	3
Loan 8	Senior	Jul-21	Dallas, TX	40	Floating	S+3.2%	7.5%	Aug-26	77%	3	3
Loan 9	Senior	Dec-21	Denver, CO	40	Floating	S+3.3%	7.6%	Dec-26	74%	4	4
Loan 10	Senior	Mar-22	Long Beach, CA	40	Floating	S+3.4%	7.7%	Apr-27	80%	3	3
Subtotal / W.A. top 10 multifamily				$ 468		3.5%	8.0%	Sep-26	n/a	3.4	n/a
Loan 11	Senior	Jul-22	Irving, TX	$ 38	Floating	S+3.6%	7.9%	Aug-27	75%	3	3
Loan 12	Senior	Dec-20	Austin, TX	37	Floating	S+3.2%	7.5%	Jan-26	54%	3	3
Loan 13	Senior	Jan-22	Dallas, TX	37	Floating	S+3.5%	7.8%	Feb-27	75%	3	3
Loan 14	Senior	Jan-22	Los Angeles, CA	36	Floating	S+3.4%	8.0%	Feb-27	76%	3	3
Loan 15	Senior	Jul-21	Phoenix, AZ	33	Floating	S+3.4%	7.7%	Aug-26	73%	3	3
Loan 16	Senior	Mar-21	Mesa, AZ	33	Floating	S+3.8%	11.4%	Apr-26	71%	3	3
Loan 17	Senior	Apr-21	Las Vegas, NV	31	Floating	S+3.2%	7.5%	May-26	76%	3	3
Loan 18	Mezzanine	Feb-22	Las Vegas, NV	31	Fixed	7.0%	12.3%	Feb-27	56% – 79%	3	3
Loan 19	Senior	Feb-22	Long Beach, CA	30	Floating	S+3.4%	7.7%	Mar-27	71%	3	3
Loan 20	Senior	Apr-22	Mesa, AZ	30	Floating	S+3.4%	8.0%	May-27	75%	3	3
Subtotal / W.A. top 20 multifamily				$ 804		3.6%	8.2%	Oct-26	n/a	3.3	n/a
Loan 21	Senior	Aug-21	Glendale, AZ	$ 29	Floating	S+3.3%	7.6%	Sep-26	75%	3	3
Loan 22	Senior	May-21	Houston, TX	28	Floating	S+3.1%	7.4%	Jun-26	67%	3	3
Loan 23	Senior	Dec-21	Fort Mill, SC	27	Floating	S+3.3%	7.9%	Jan-27	71%	3	3
Loan 24	Senior	Dec-21	Phoenix, AZ	26	Floating	S+3.6%	8.3%	Jan-27	75%	3	3
Loan 25	Senior	Jul-22	Irving, TX	25	Floating	S+3.6%	7.9%	Aug-27	72%	3	3
Loan 26	Senior	Mar-22	Glendale, AZ	25	Floating	S+3.5%	8.1%	Mar-27	73%	3	3
Loan 27	Senior	Mar-22	Phoenix, AZ	24	Floating	S+3.7%	8.3%	Apr-27	74%	3	3
Loan 28	Senior	Nov-21	Austin, TX	23	Floating	S+3.4%	7.9%	Nov-26	78%	3	3
Loan 29	Senior	Jun-21	Phoenix, AZ	22	Floating	S+3.3%	7.6%	Jul-26	71%	3	3
Loan 30	Senior	Jul-21	Oregon City, OR	22	Floating	S+3.4%	7.7%	Aug-26	73%	3	3
Loan 31	Senior	Jul-21	Aurora, CO	21	Floating	S+3.2%	7.6%	Jul-26	73%	3	3
Loan 32	Senior	Dec-24	Seattle, WA	21	Floating	S+2.8%	7.6%	Jan-30	65%	3	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to a construction/development project
$ in millions; as of December 31, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

16

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q4'24 Risk ranking	Q3'24 Risk ranking
Loan 33	Senior	Jan-22	Austin, TX	20	Floating	S+3.4%	7.7%	Feb-27	76%	3	3
Loan 34	Senior	Aug-21	La Mesa, CA	20	Floating	S+3.0%	7.3%	Aug-25	72%	3	3
Loan 35	Senior	Oct-24	Garland, TX	20	Floating	S+3.7%	8.3%	Nov-29	70%	3	3
Loan 36	Senior	Dec-21	Gresham, OR	19	Floating	S+3.6%	7.9%	Jan-27	76%	3	3
Loan 37	Senior	Sep-21	Bellevue, WA	19	Floating	S+3.0%	7.3%	Sep-25	71%	3	3
Loan 38	Senior	May-22	Charlotte, NC	19	Floating	S+3.5%	7.8%	May-27	70%	3	3
Loan 39	Senior	Jul-21	Salt Lake City, UT	18	Floating	S+3.4%	7.7%	Aug-26	73%	3	3
Loan 40	Senior	Apr-22	Tacoma, WA	18	Floating	S+3.0%	7.3%	May-27	64%	3	3
Loan 41	Senior	Jun-21	Phoenix, AZ	18	Floating	S+3.2%	7.6%	Jul-26	75%	3	3
Loan 42	Senior	Nov-24	Garland, TX	12	Floating	S+3.5%	8.1%	Dec-29	63%	3	3
Loan 43	Senior	Mar-22	Glendale, AZ	12	Floating	S+3.5%	8.1%	Mar-27	73%	3	3
Total / W.A. multifamily loans				$ 1,292		3.5%	8.1%	Dec-26	n/a	3.2	n/a
Office											
Loan 44	Senior	Jan-21	Phoenix, AZ	$ 76	Floating	S+3.7%	8.0%	Feb-26	70%	3	3
Loan 45	Senior	Aug-18	San Jose, CA	74	Floating	S+2.6%	6.9%	Aug-25	81%	3	3
Loan 46	Senior	Feb-19	Baltimore, MD	59	Floating	S+3.6%	7.9%	Feb-25	74%	3	3
Loan 47	Senior	Nov-21	Tualatin, OR	42	Floating	S+1.5%	5.8%	Dec-26	66%	4	4
Loan 48	Senior	Apr-22	Plano, TX	41	Floating	S+4.1%	8.4%	May-27	70%	3	3
Loan 49	Senior	May-22	Plano, TX	41	Floating	S+4.3%	8.6%	Jun-27	64%	3	3
Loan 50	Senior	Sep-21	Reston, VA	40	Floating	S+2.1%	8.4%	Oct-26	71%	4	4
Loan 51	Senior	Nov-21	Dallas, TX	40	Floating	S+4.0%	8.3%	Dec-25	61%	4	4
Loan 52	Senior	Apr-22	San Jose, CA	34	Floating	S+4.2%	8.5%	Apr-27	70%	3	3
Loan 53	Senior	Apr-21	San Diego, CA	34	Floating	S+3.6%	8.0%	May-26	55%	3	3
Subtotal / W.A. top 10 office				$ 481		3.3%	7.8%	May-26	n/a	3.3	n/a
Loan 54	Senior	Mar-22	Blue Bell, PA	$ 29	Floating	S+4.2%	8.5%	Apr-25	80%	3	3
Loan 55	Senior	Oct-21	Blue Bell, PA	29	Floating	S+3.8%	8.1%	Apr-25	78%	3	3
Loan 56	Senior	Feb-19	Charlotte, NC	28	Floating	S+3.3%	7.7%	Jul-25	72%	3	3
Loan 57	Senior	Dec-18	Carlsbad, CA	27	Floating	S+3.9%	8.2%	Dec-25	73%	3	3
Loan 58	Senior	Dec-21	Hillsboro, OR	26	Floating	S+4.0%	8.3%	Feb-25	77%	3	3
Loan 59	Senior	Jul-21	Denver, CO	24	Floating	S+4.4%	8.7%	Aug-26	66%	3	3
Loan 60	Senior	Sep-19	San Francisco, CA	24	Floating	S+3.3%	7.6%	Jan-25	54%	3	3
Loan 61	Senior	Aug-19	San Francisco, CA	23	Floating	S+2.9%	7.3%	Mar-25	84%	3	3
Loan 62	Senior	Oct-21	Burbank, CA	18	Floating	S+4.0%	8.3%	Nov-26	51%	3	3
Loan 63	Senior	Oct-20	Denver, CO	18	Floating	S+3.7%	8.0%	Nov-25	64%	3	3
Subtotal / W.A. top 20 office				$ 726		3.5%	7.9%	Feb-26	n/a	3.2	n/a

BRIGHTSPIRE CAPITAL

$ in millions; as of December 31, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

17

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State		Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q4'24 Risk ranking	Q3'24 Risk ranking
Office												
Loan 64	Senior	Nov-21	Charlotte, NC	$	15	Floating	S+4.5%	8.8%	Dec-26	67%	3	3
Loan 65 *	Mezzanine	Feb-23	Baltimore, MD		14	Fixed	n/a	n/a	Feb-25	74% - 75%	3	3
Loan 66	Senior	Nov-21	Richardson, TX		13	Floating	S+4.1%	8.4%	Dec-26	68%	3	4
Total / W.A. office loans				$	769		3.4%	7.8%	Feb-26	n/a	3.2	n/a
Hotel												
Loan 67 *	Senior	Jan-18	San Jose, CA	$	136	Floating	n/a	n/a	Nov-26	76%	5	5
Loan 68	Senior	Jun-18	Englewood, CO		72	Floating	S+3.5%	8.1%	May-25	68%	3	3
Total / W.A. hotel loans				$	208		1.2%	2.8%	May-26	n/a	4.3	n/a
Mixed-use & Other												
Loan 69	Senior	Oct-19	Brooklyn, NY	$	79	Floating	S+4.2%	8.5%	Nov-25	79%	3	3
Loan 70	Senior	Jan-22	New York, NY		46	Floating	S+3.5%	7.8%	Feb-27	76%	3	3
Loan 71	Senior	Jun-21	South Pasadena, CA		34	Floating	S+5.0%	9.5%	Jun-26	71%	3	3
Loan 72	Senior	May-22	Brooklyn, NY		29	Floating	S+4.4%	8.7%	May-27	68%	3	3
Loan 73	Senior	Aug-21	Los Angeles, CA		16	Floating	S+4.6%	8.9%	Sep-26	58%	3	3
Loan 74	Senior	Apr-24	South Pasadena, CA		10	Floating	S+9.8%	15.1%	Jan-25	84%	3	3
Total / W.A. mixed-use & other loans				$	214		4.5%	8.9%	Jun-26	n/a	3.0	n/a
Industrial												
Loan 75	Senior	Jul-22	Ontario, CA	$	24	Floating	S+3.3%	8.0%	Aug-27	66%	3	3
Loan 76	Senior	Mar-22	Commerce, CA		12	Floating	S+3.3%	7.6%	Apr-27	60%	3	3
Total / W.A. industrial loans				$	36		3.3%	7.8%	Jun-27	n/a	3.0	n/a
Total / W.A. loan portfolio				$	2,519		3.4%	7.6%	Aug-26	n/a	3.2	n/a
General CECL reserves					(166)							
Total / W.A. loan portfolio, net of general CECL reserves				$	2,353							

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
$ in millions; as of December 31, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

18

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Undepreciated net carrying value	Q4'24 NOI	# of properties	Rentable square feet ("RSF") / Units	W.A. % leased[17]	W.A. lease term (yrs)[18]
Net lease real estate										
Net lease 1	Aug-18	Industrial	Various - U.S.	$ 292	$ 92	$ 5.0	2	2,787 RSF	100%	13.6
Net lease 2	Jul-18	Office	Stavenger, Norway	133	--	4.3	1	1,291 RSF	100%	5.4
Net lease 3	Jul-06	Office	Aurora, CO	55	26	1.1	1	184 RSF	100%	2.9
Net lease 4	Jun-06	Office	Indianapolis, IN	39	18	0.7	1	338 RSF	100%	6.0
Net lease 5	Sep-06	Retail	Various - U.S.	28	--	0.7	7	320 RSF	100%	3.0
Net lease 6	Sep-06	Retail	Keene, NH	7	--	0.1	1	45 RSF	100%	4.1
Net lease 7	Sep-06	Retail	South Portland, ME	5	5	0.2	1	53 RSF	100%	7.1
Net lease 8	Sep-06	Retail	Fort Wayne, IN	3	--	0.1	1	50 RSF	100%	0.7
Total / W.A. net lease real estate				$ 561	$ 141	$ 12.2	15	5,068 RSF	100%	9.3
Other real estate										
Other real estate 1 *	Sep-14	Office	Creve Coeur, MO	$ 95	--	$ 1.7	7	848 RSF	82%	3.5
Other real estate 2 *	Dec-14	Office	Warrendale, PA	62	--	1.6	5	497 RSF	85%	5.1
Other real estate 3	Jul-24	Multifamily	Arlington, TX	39	14	--	1	436 Units	72%	n/a
Other real estate 4	Dec-23	Multifamily	Phoenix, AZ	37	17	0.5	1	236 Units	92%	n/a
Other real estate 5	Nov-24	Multifamily	Fort Worth, TX	33	16	0.1	1	354 Units	84%	n/a
Other real estate 6	Jun-23	Office	Long Island City, NY	31	31	0.4	1	221 RSF	31%	4.1
Other real estate 7	Jun-23	Office	Long Island City, NY	29	29	0.4	1	128 RSF	2%	5.2
Other real estate 8 **	Jul-23	Office	Oakland, CA	5	5	0.2	1	91 RSF	42%	2.8
Total / W.A. other real estate				$ 332	$ 112	$ 4.8	18	n/a	70%	4.2
Total / W.A. net lease real estate and other real estate				$ 893	$ 253	$ 16.9	33	n/a	89%	7.9

CRE Debt Securities

(At BRSP share)	Carrying value
CRE debt securities	
CRE debt securities (1 investment)[8]	$ 2
Total / W.A. CRE debt securities	$ 2

BRIGHTSPIRE CAPITAL

* The current maturity of the debt on Other real estate 1 is December 2028. The current maturity of the debt on Other real estate 2 is January 2025; the Company is currently negotiating an extension with its lender and remains current on interest payments

** Subsequent to the fourth quarter 2024, the Company sold the Oakland, CA office REO property

$ in millions; rentable square feet in thousands; as of December 31, 2024; at BRSP share

See footnotes in the appendix

19

20 As of December 31, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix CAPITALIZATION HIGHLIGHTS Diversified capital structure of primarily non-recourse debt and a 2.2x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $1.2B of repurchase facilities availability 32% 30% 21% 16% 1% Stockholders' equity (undepreciated) Securitization bonds payable (non-recourse) Master repurchase facilities (limited recourse) Mortgage debt (non-recourse) Other debt (non-recourse) $3.6B Total capitalization (excluding cash) $2.5B Total outstanding debt $165M Corporate revolving credit facility availability As of February 14, 2025 (fully undrawn) $1.2B Master repurchase facilities availability As of February 14, 2025 2.2x Debt-to-equity ratio(4) 65% Debt-to-asset ratio(19) 6.03% Blended all-in cost of financing(5) Capital StructureKey Financial Metrics Total capitalization $3.6B

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[20]	W.A. extended maturity[21]	W.A. contractual interest rate[21]	W.A. all-in COF[5]		Outstanding debt (UPB)
Corporate debt						
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	6.70%	$	-
Investment-level debt						
Master repurchase facilities	Limited recourse	May-27	S + 2.20%	6.53%		785,183
Securitization bonds payable (2024-FL2)	Non-recourse	Aug-37	S + 2.47%	6.80%		583,875
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	S + 1.59%	6.04%		510,497
Mortgage debt – net lease (fixed)	Non-recourse	Sep-29	4.40%	4.40%		420,277
Mortgage debt – other real estate (fixed)	Non-recourse	May-27	4.40%	4.40%		154,515
Other debt	Non-recourse	Jun-26	S + 4.25%	8.58%		34,466
Total / W.A. debt (BRSP share)		**Jun-32**		**6.03%**	**$**	**2,488,813**

		Book value
Stockholders' equity	$	1,048,218
GAAP net book value (BRSP share)		**1,048,218**
Accumulated depreciation and amortization		232,177
Non-GAAP impairment of real estate		(127,954)
Undepreciated book value (BRSP share)		**1,152,441**
Total capitalization (undepreciated)	**$**	**3,641,254**

BRIGHTSPIRE CAPITAL

Note: during the fourth quarter 2024, the Company recorded approximately $2.1M of amortization of deferred financing costs, which implies approximately 21 bps of annualized financing costs on the Company's total debt capacity as of December 31, 2024
$ in thousands; as of December 31, 2024; at BRSP share
See footnotes in the appendix

21

22 ($3.8) ($3.0) ($2.1) ($1.1) $1.1 ($5.0) ($4.0) ($3.0) ($2.0) ($1.0) $0.0 $1.0 $2.0 (1.00%) (0.75%) (0.50%) (0.25%) 0.25% * Reflects incremental changes to SOFR spot rate as of December 31, 2024 $ in millions, except per share data; as of December 31, 2024; at BRSP share 100% of senior mortgage loan value is floating rate INTEREST RATE SENSITIVITY Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Portfolio $ in M ill io ns SOFR: 4.33% (As of December 31, 2024) Incremental Rate of Change* ($0.03) per share ($0.02) per share ($0.02) per share ($0.01) per share $0.01 per share

23 APPENDIX

24 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We define Distributable Earnings as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our OP) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) acquisition costs from successful acquisitions, (iv) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (v) general CECL reserves, (vi) depreciation and amortization, (vii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (viii) one-time events pursuant to changes in GAAP and (ix) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (viii) and (ix), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves. Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to- market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) specific CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above. Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies. The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares. We believe NOI to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI provides a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness. NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

25 The Company presents pro rata (“at share” or “at BRSP share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present undepreciated book value, which is a non-GAAP supplemental financial measure. We believe that presenting undepreciated book value is a more useful and consistent measure of the value of our current portfolio and operations for our investors. It additionally enhances the comparability to our peers who do not hold real estate investments. Undepreciated book value excludes our share of accumulated depreciation and amortization on real estate investments (including related intangible assets and liabilities). It also excludes our share of the carrying value (including any related foreign currency translation) on certain net leased and other real estate office properties whose non-recourse mortgages mature within 12 months or who have been placed in a cash flow sweep by their lender. Our ability to refinance at their maturity dates is burdened by the current interest rate environment, lenders’ aversion to finance or refinance office properties and/or associated improvements or paydowns potentially demanded at such properties. Loan maturity defaults can lead to foreclosures. Given this potential likelihood, we believe it is prudent to recognize impairments and exclude our share of the carrying value related to these properties. The Company calculates undepreciated book value per share based on the total number of outstanding common shares. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the principal amount divided by the appraisal value for the in-place collateral as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five- point scale, our loans held for investment are ranked “1” through “5,” from less risk to greater risk, and the rankings are updated quarterly. At the time of origination or purchase, loans held for investment are ranked as a “3” and will move accordingly going forward based on the rankings which are defined as follows: 1. Very Low Risk 2. Low Risk 3. Medium Risk 4. High Risk / Potential for Loss – A loan that has a high risk of realizing a principal loss 5. Impaired / Loss Likely – A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT’D)

26 NOTES REGARDING REPORTABLE SEGMENTS BrightSpire Capital, Inc. (“BRSP”, “BrightSpire Capital”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Senior and Mezzanine Loans and Preferred Equity (“Loans & Preferred Equity Portfolio” or “Loan Portfolio”) The Company’s Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments. • Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans may include other subordinated loans • Preferred equity interests may include related equity participation interests Net Leased Real Estate and Other Real Estate (“Net Lease and Other Real Estate”) The Company’s Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles. Other real estate currently consists of two investments with direct ownership in commercial real estate, five additional properties that we acquired through foreclosure or deed-in-lieu of foreclosure and one property that we consolidate as the primary beneficiary of a VIE. Corporate and Other The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and other fees including expenses related to our secured revolving credit facility. It currently includes CRE Debt Securities, which consists of one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

27 December 31, 2024 December 31, 2023 Assets Cash and cash equivalents 302,173$ 257,506$ Restricted cash 148,523 104,583 Loans held for investment 2,518,925 2,936,506 Current expected credit loss reserve (165,932) (76,028) Loans held for investment, net 2,352,993 2,860,478 Real estate, net 777,421 807,985 Receivables, net 38,732 41,451 Deferred leasing costs and intangible assets, net 47,172 58,971 Assets held for sale 5,170 19,600 Other assets 51,294 47,680 Total assets 3,723,478$ 4,198,254$ Liabilities Securitization bonds payable, net 1,087,074$ 912,545$ Mortgage and other notes payable, net 619,055 650,293 Credit facilities 785,183 1,152,723 Accrued and other liabilities 82,625 85,501 Intangible liabilities, net 2,805 4,138 Escrow deposits payable 80,132 88,603 Dividends payable 20,793 25,985 Total liabilities 2,677,667 2,919,788 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively - - Common stock, $0.01 par value per share Class A, 950,000,000 shares authorized, 129,685,185 and 129,985,107 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively 1,297 1,300 Additional paid-in capital 2,865,341 2,864,883 Accumulated deficit (1,812,083) (1,586,292) Accumulated other comprehensive loss (6,337) (2,556) Total stockholders’ equity 1,048,218 1,277,335 Noncontrolling interests in investment entities (2,407) 1,131 Total equity 1,045,811 1,278,466 Total liabilities and equity 3,723,478$ 4,198,254$ $ in thousands, except per share data; as of December 31, 2024, unless otherwise stated CONSOLIDATED BALANCE SHEET

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Net interest income				
Interest income	$ 54,305	$ 73,118	$ 244,773	$ 298,702
Interest expense	(36,848)	(42,905)	(153,910)	(173,309)
Net interest income	17,457	30,213	90,863	125,393
Property and other income				
Property operating income	26,108	24,877	102,443	93,403
Other income	3,053	4,763	11,589	13,921
Total property and other income	29,161	29,640	114,032	107,324
Expenses				
Property operating expense	8,907	7,953	33,887	26,640
Transaction, investment and servicing expense	402	533	1,641	2,499
Interest expense on real estate	6,748	6,793	27,026	25,909
Depreciation and amortization	11,076	8,716	40,506	33,504
Increase of current expected credit loss reserve	20,486	31,899	135,798	108,149
Impairment of operating real estate	8,995	7,590	54,211	7,590
Compensation and benefits (including $2,908, $2,804, $11,649 and $14,056 of equity-based compensation expense, respectively)	8,103	9,356	34,644	39,501
Operating expense	2,681	3,119	11,867	13,150
Total expenses	67,398	75,959	339,580	256,942
Other income				
Other gain, net	2	3	228	613
Loss before equity in earnings of unconsolidated ventures and income taxes	(20,778)	(16,103)	(134,457)	(23,612)
Equity in earnings of unconsolidated ventures	-	-	-	9,055
Income tax expense	(370)	(213)	(1,060)	(1,062)
Net loss	**(21,148)**	**(16,316)**	**(135,517)**	**(15,619)**
Net (income) loss attributable to noncontrolling interests:				
Investment entities	1,404	(15)	3,538	70
Net loss attributable to BrightSpire Capital, Inc. common stockholders	**$ (19,744)**	**$ (16,331)**	**$ (131,979)**	**$ (15,549)**
Net loss per common share – basic	**$ (0.16)**	**$ (0.13)**	**$ (1.05)**	**$ (0.12)**
Net loss per common share – diluted	**$ (0.16)**	**$ (0.13)**	**$ (1.05)**	**$ (0.12)**
Weighted average shares of common stock outstanding – basic	**126,942**	**127,197**	**127,441**	**127,060**
Weighted average shares of common stock outstanding – diluted	**126,942**	**127,197**	**127,441**	**127,060**

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of December 31, 2024, unless otherwise stated

28

29 $ in thousands; as of December 31, 2024 CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT Three Months Ended December 31, 2024 Loans and preferred equity Net leased and other real estate Corporate and other Total Net interest income Interest income $ 54,278 (41)$ 68$ 54,305$ Interest expense (36,473) (68) (307) (36,848) Net interest income (expense) 17,805 (109) (239) 17,457 Property and other income Property operating income - 26,108 - 26,108 Other income - 31 3,022 3,053 Total property and other income - 26,139 3,022 29,161 Expenses Property operating expense - 8,907 - 8,907 Transaction, investment and servicing expense 401 14 (13) 402 Interest expense on real estate - 6,748 - 6,748 Depreciation and amortization - 11,044 32 11,076 Increase of current expected credit loss reserve 20,486 - - 20,486 Impairment of operating real estate - 8,995 - 8,995 Compensation and benefits - - 8,103 8,103 Operating expense (10) 30 2,661 2,681 Total expenses 20,877 35,738 10,783 67,398 Other income Other gain, net - 2 - 2 Loss before equity in earnings of unconsolidated ventures and income taxes (3,072) (9,706) (8,000) (20,778) Income tax expense (55) (315) - (370) Net loss (3,127) (10,021) (8,000) (21,148) Net loss attributable to noncontrolling interests: Investment entities - 1,404 - 1,404 Net loss attributable to BrightSpire Capital, Inc. common stockholders $ (3,127) (8,617)$ (8,000)$ (19,744)$

30 $ in thousands; as of December 31, 2024 CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT Year Ended December 31, 2024 Loans and preferred equity Net leased and other real estate Corporate and other Total Net interest income Interest income $ 244,159 342$ 272$ 244,773$ Interest expense (152,417) (272) (1,221) (153,910) Net interest income (expense) 91,742 70 (949) 90,863 Property and other income Property operating income - 102,443 - 102,443 Other income 157 144 11,288 11,589 Total property and other income 157 102,587 11,288 114,032 Expenses Property operating expense - 33,887 - 33,887 Transaction, investment and servicing expense 1,497 32 112 1,641 Interest expense on real estate - 27,026 - 27,026 Depreciation and amortization - 40,382 124 40,506 Increase of current expected credit loss reserve 135,798 - - 135,798 Impairment of operating real estate - 54,211 - 54,211 Compensation and benefits - - 34,644 34,644 Operating expense 4 63 11,800 11,867 Total expenses 137,299 155,601 46,680 339,580 Other income Other gain, net - 228 - 228 Loss before equity in earnings of unconsolidated ventures and income taxes (45,400) (52,716) (36,341) (134,457) Income tax expense (97) (963) - (1,060) Net loss (45,497) (53,679) (36,341) (135,517) Net loss attributable to noncontrolling interests: Investment entities - 3,538 - 3,538 Net loss attributable to BrightSpire Capital, Inc. common stockholders $ (45,497) (50,141)$ (36,341)$ (131,979)$

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at share balance sheet

	As of December 31, 2024		
	Consolidated	NCI[22]	At BRSP share[23]
Assets			
Loans and preferred equity held for investment, net	$ 2,352,993	$ -	$ 2,352,993
Real estate, net	777,421	11,789	765,632
Deferred leasing costs and intangible assets, net	47,172	560	46,612
Assets held for sale	5,170	-	5,170
Cash, restricted cash, receivables and other assets	540,722	(2,392)	543,114
Total assets	**$ 3,723,478**	**$ 9,957**	**$ 3,713,521**
Liabilities			
Securitization bonds payable, net	$ 1,087,074	$ -	$ 1,087,074
Mortgage and other notes payable, net	619,055	11,485	607,570
Credit facilities	785,183	-	785,183
Intangible liabilities, net	2,805	243	2,562
Other liabilities, escrow deposits payable and dividends payable	183,550	636	182,914
Total liabilities	**$ 2,677,667**	**$ 12,364**	**$ 2,665,303**
Total equity	$ 1,045,811	$ (2,407)	$ 1,048,218
Total liabilities and equity	**$ 3,723,478**	**$ 9,957**	**$ 3,713,521**
Total common shares	129,685	129,685	129,685
GAAP net book value per share	$ 8.06	$ (0.02)	$ 8.08
Accumulated depreciation and amortization[10]	$ 237,088	$ 4,911	$ 232,177
Accumulated depreciation and amortization per share[10]	$ 1.83	$ 0.04	$ 1.79
Non-GAAP impairment of real estate[11]	$ (145,810)	$ (17,857)	$ (127,954)
Non-GAAP impairment of real estate[11]	$ (1.12)	$ (0.13)	$ (0.99)
Undepreciated book value	$ 1,137,089	$ (15,353)	$ 1,152,441
Undepreciated book value per share	$ 8.77	$ (0.12)	$ 8.89

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of December 31, 2024; unaudited
See footnotes in the appendix

31

32 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Reconciliation of GAAP net book value to undepreciated book value In thousands, except per share data; as of December 31, 2024; unaudited See footnotes in the appendix As of December 31, 2024 GAAP net book value (excluding noncontrolling interests in investment entities) 1,048,218$ Accumulated depreciation and amortization(10) 232,177 Non-GAAP impairment of real estate(11) (127,954) Undepreciated book value 1,152,441$ GAAP net book value per share (excluding noncontrolling interests in investment entities) 8.08$ Accumulated depreciation and amortization per share(10) 1.79 Non-GAAP impairment of real estate per share(11) (0.99) Undepreciated book value per share 8.89$ Total common shares 129,685

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to Distributable Earnings and Adjusted Distributable Earnings

	Three Months Ended December 31, 2024	Year Ended December 31, 2024
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$ (19,744)	$ (131,979)
Adjustments:		
Non-cash equity compensation expense	2,908	11,649
Depreciation and amortization	11,235	41,082
Net unrealized loss (gain):		
Impairment of operating real estate	8,995	54,211
Other unrealized loss (gain) on investments	(2)	125
General CECL reserves	10,489	97,767
Gain on sales of real estate, preferred equity and investments in unconsolidated joint ventures	-	(144)
Adjustments related to noncontrolling interests	(166)	(1,552)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 13,715	$ 71,159
Distributable Earnings per share[24]	$ 0.11	$ 0.55
Weighted average number of common shares[24]	129,685	130,150

	Three Months Ended December 31, 2024	Year Ended December 31, 2024
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 13,715	$ 71,159
Adjustments:		
Specific CECL reserves	9,997	38,031
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 23,712	$ 109,190
Adjusted Distributable Earnings per share[24]	$ 0.18	$ 0.84
Weighted average number of common shares[24]	129,685	130,150

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of December 31, 2024; unaudited
See footnotes in the appendix

33

34 Reconciliation of GAAP net loss to NOI $ in thousands; as of December 31, 2024; unaudited See footnotes in the appendix RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Three Months Ended December 31, 2024 Net loss attributable to BrightSpire Capital, Inc. common stockholders (19,744)$ Adjustments: Net loss attributable to non-net leased and other real estate portfolios(25) 9,748 Net loss attributable to noncontrolling interests in investment entities (1,404) Amortization of above- and below-market lease intangibles 22 Net interest expense 112 Interest expense on real estate 7,758 Other income (30) Transaction, investment and servicing expense 14 Depreciation and amortization 11,043 Impairment of operating real estate 8,995 Operating expense 31 Other loss on investments, net 367 Income tax expense 312 NOI attributable to noncontrolling interest in investment entities (281) Total NOI attributable to BrightSpire Capital, Inc. common stockholders 16,943$

35 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of December 31, 2024 2. Includes availability under the corporate revolving credit facility and unrestricted cash as of February 14, 2025 3. As of February 14, 2025 4. Debt-to-equity ratio based on BRSP’s share of total outstanding unpaid principal balance (“UPB”) divided by total stockholders’ equity excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate; stockholders’ equity excludes noncontrolling interests in investment entities 5. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of December 31, 2024 and is weighted on outstanding debt (UPB); excludes amortization of financing costs 6. Based on annualized Q4’24 quarterly dividend of $0.16/share and BRSP closing share price of $5.97 as of February 14, 2025 7. Reflects general CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio excluding loans that were evaluated for specific CECL reserves 8. Includes one private equity secondary interest for approximately $2 million 9. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable 10. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 11. Reflects non-GAAP impairment of real estate related to nine properties as well as any related foreign currency translation; refer to page 25 for additional disclosure on undepreciated book value 12. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of December 31, 2024 13. Represents the remaining loan term based on the maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of December 31, 2024 14. Represents loan fundings related to the existing loan portfolio as of December 31, 2024 15. During the fourth quarter 2024, the Company acquired one Fort Worth, Texas multifamily property through foreclosure. Following the acquisition, the property is included as real estate in the Other Real Estate segment 16. Other includes non-cash payment-in-kind (“PIK”) interest income, accrual of origination and exit fees, and write downs / charge-offs of specific CECL reserves 17. Represents the percent leased as of December 31, 2024 and is weighted by undepreciated carrying value 18. Based on in-place leases (defined as occupied and paying leases) as of December 31, 2024 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value; excludes multifamily property type 19. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate 20. Subject to customary non-recourse carve-outs 21. W.A. calculation based on outstanding debt (UPB) 22. Represents interests in assets held by third party partners 23. Represents the proportionate share attributed to BRSP based on BRSP’s ownership percentage by asset 24. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares 25. Net (income) loss attributable to non-net leased and other real estate portfolios includes net (income) loss on our senior and mezzanine loans and preferred equity and corporate and other business segments FOOTNOTES

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

EQ (Equiniti Trust Company, LLC)
800-937-5449
helpast@equiniti.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Randy Binner
703-312-1890

BTIG
Thomas Catherwood
212-738-6140

Barclays
Terry Ma
212-526-7965

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Eric Dray
646-855-5780

Jones Research
Jason Weaver
646-454-2710

Alliance Global Partners
Gaurav Mehta
646-908-3825

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

INVESTOR RELATIONS

ADDO Investor Relations
Anne McGuinness
310-829-5400
brsp@addo.com

BRIGHTSPIRE CAPITAL

36

37 THANK YOU